UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 24, 2021
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

Greif, Inc. (the “Company”) is furnishing this Current Report on Form 8-K (this “Form 8-K”) in order to provide certain historical GAAP and non-GAAP financial information in a revised presentation aligned with the Company’s new reportable segment structure described below.

The Company previously reported its financial results in four reportable segments: Rigid Industrial Packaging & Services (“RIPS”); Paper Packaging & Services; Flexible Products & Services (“FPS”); and Land Management. During the first quarter of 2021, the Company made changes to the RIPS and FPS operational and financial management practices and procedures and combined the two segments under a single global leadership team. These changes were made to enhance cross-selling and service offerings to customers within similar markets and enhance Greif Business System effectiveness. As a result of these changes, during the first quarter of 2021, the RIPS segment and the FPS segment have been combined into a single reportable segment known as Global Industrial Packaging.

Starting with the quarter ended January 31, 2021, the Company will report its financial results in three reportable segments - Global Industrial Packaging; Paper Packaging & Services; and Land Management. The products and services included in each of these three reportable segments are as follows:

• Global Industrial Packaging. Operations in the Global Industrial Packaging reportable segment involve the production and sale of rigid and flexible industrial packaging products such as steel, fibre and plastic drums, rigid and flexible intermediate bulk containers, closure systems for industrial packaging products, transit protection products, water bottles and remanufactured and reconditioned industrial containers, and related services, such as container life cycle management, filling, logistics, warehousing and other packaging services. The Company’s industrial packaging products and services are sold on a global basis to customers in industries such as chemicals, paints and pigments, food and beverage, petroleum, industrial coatings, agricultural, construction, pharmaceutical and mineral products, among others.

• Paper Packaging & Services. Operations in the Paper Packaging & Services reportable segment involve the production and sale of containerboard, corrugated sheets, corrugated containers and other corrugated and specialty products to customers in North America in industries such as packaging, automotive, food and building products. The Company’s corrugated container products are used to ship such diverse products as home appliances, small machinery, grocery products, automotive components, books and furniture, as well as numerous other applications. The Company also produces and sells coated and uncoated recycled paperboard, along with tubes and cores and a diverse mix of specialty products to customers in North America. In addition, this reportable segment is involved in purchase and sale of recycled fiber.

• Land Management. Operations in the Land Management reportable segment involve the management and sale of timber and special use properties from approximately 244,000 acres of timber properties in the southeastern United States. Land Management’s operations focus on the active harvesting and regeneration of its timber properties to achieve sustainable long-term yields. While timber sales are subject to fluctuations, the Company seeks to maintain a consistent cutting schedule, within the limits of market and weather conditions. The Company also sells, from time to time, timberland and special use properties, which consists of surplus properties, higher and better use properties, and development properties.

As part of these structure and leadership changes, the Company also reorganized its operating segments. The Company previously operated its RIPS reportable segment within five operating segments: Rigid Industrial Packaging & Services – North America; Rigid Industrial Packaging & Services – Latin America; Rigid Industrial Packaging & Services – Europe, Middle East and Africa; Rigid Industrial Packaging & Services – Asia Pacific; and Rigid Industrial Packaging & Services – Tri-Sure. As part of the reorganization, the Rigid Industrial Packaging & Services – Tri-Sure operating segment has been absorbed into the four geographic operating segments. The Company will continue to operate the new Global Industrial Packaging reportable segment with four operating segments: Global Industrial Packaging – North America; Global Industrial Packaging – Latin America; Global Industrial Packaging – Europe, Middle East and Africa; and Global Industrial Packaging – Asia Pacific. This reorganization did not have an impact on the operating segments for the Paper Packaging & Services or Land Management reportable segments.

On each of March 2, 2020, June 8, 2020, September 1, 2020 and December 14, 2020, the Company filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K providing under Item 2.02 and Exhibit 99.1 thereto an earnings release of its financial results for the quarterly period just ended (collectively, the “2020 Earnings Releases”).

Exhibit 99.1 to this Form 8-K is being furnished under Item 7.01 and presents certain historical GAAP and non-GAAP financial information of the Company in respect of the 2020 Earnings Releases. As discussed above, effective for the first quarter of 2021, the Company has consolidated two of its reportable segments, and the additional historical information is being provided in order to present such information in a manner that is aligned to the new reportable segment structure.

The information provided in this informational Form 8-K and Exhibit 99.1 furnished hereunder does not otherwise reflect activities or events occurring after the Company filed the 2020 Earnings Releases and does not modify or update the disclosures therein in any way other than to present certain historical GAAP and Non-GAAP financial information for the RIPS and FPS reportable segments as if the Global Industrial Packaging reportable segment existed during the 2019 and 2020 fiscal years. This Form 8-K is furnished pursuant to Item 7.01 "Regulation FD Disclosure" and in no way revises or restates previously filed financial information. Therefore, this Form 8-K and Exhibit 99.1 furnished hereunder should be read in conjunction with the 2020 Earnings Releases and the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2020, April 30, 2020 and July 31, 2020, all as filed with the SEC.

For more updated information, please refer the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2021, which will be filed with the SEC on or about February 26, 2021, and the Company’s Current Report on Form 8-K for the earnings release of its financial results for the quarterly period ended January 31, 2021, which will be filed with the SEC on or about March 1, 2021.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Certain historical GAAP and non-GAAP Financial Information presented under new reportable segment structure

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: February 24, 2021	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer